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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                                FORM S-3
                         REGISTRATION STATEMENT
                                 Under
                       The Securities Act of 1933

                     DUKE-WEEKS REALTY CORPORATION
                 DUKE-WEEKS REALTY LIMITED PARTNERSHIP
       (Exact name of registrant as specified in its charter)
  Duke Weeks Realty Corporation-Indiana                       35-1740409
Duke Weeks Realty Limited Partnership-Indiana                 35-1898425
     (State or other jurisdiction of                      (I.R.S.  Employer
      incorporation or organization)                      Identification No.)
                         8888 Keystone Crossing
                               Suite 1200
                      Indianapolis, Indiana 46240
                            (317) 574-3531
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                           Dennis D. Oklak
                       8888 Keystone Crossing
                             Suite 1200
                     Indianapolis, Indiana 46240
                           (317) 574-3531
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                              Copy to:
                        Alan W. Becker, Esq.
                     Bose McKinney & Evans LLP
              135 North Pennsylvania Street, Suite 2700
                    Indianapolis, Indiana 46204
                           (317) 684-5000

     Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the
following box.   /    /
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend
or interest reinvestment plans, check the following box.   /   /
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   / X / 333-04695
     If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.  /    /

                       CALCULATION OF REGISTRATION FEE
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                                              Proposed Maximum
  Title of Each Class                             Aggregate      Amount of
  of Securities to be                              Offering     Registration
     Registered                                      Price           Fee
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
Debt Securities . . . . . . . . . . . . . . . .   $25,000,000      $6,950.00
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             INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information in the Registration Statement filed by Duke-Weeks Realty Corporation, formerly known as Duke Realty Investments, Inc., and Duke-Weeks Realty Limited Partnership, formerly known as Duke Realty Limited
Partnership, with the Securities and Exchange Commission, File No. 333-04695, pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on November 12, 1999.

                                    DUKE-WEEKS REALTY CORPORATION

                                         By: /s/ Dennis D. Oklak
                                             -------------------------
                                             Dennis D. Oklak
                                             Executive Vice President,
                                             Chief Administrative Officer
                                             and Treasurer

                                    DUKE-WEEKS REALTY LIMITED PARTNERSHIP

                                    By:  Duke-Weeks Realty Corporation

                                         By: /s/ Dennis D. Oklak
                                             -------------------------
                                             Dennis D. Oklak
                                             Executive Vice President,
                                             Chief Administrative Officer
                                             and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 12, 1999 by the following persons in the capacities indicated.

    SIGNATURE                 TITLE
    Thomas L. Hefner*       Director, Chief Executive Officer and Chairman of the Board
-------------------------   (Principal Executive Officer)
    Thomas L. Hefner


                            Director and President and Chief Operating Officer
-------------------------
    A. Ray Weeks, Jr.


    Darell E. Zink, Jr.*    Executive Vice President, Chief Financial Officer and Director
-------------------------   (Principal Accounting Officer)
    Darell E. Zink, Jr.


/s/ Dennis D. Oklak         Executive Vice President and Chief Administrative Officer
------------------------
    Dennis D. Oklak


                            Director
------------------------
    Barrington H. Branch


    Geoffrey Button*        Director
------------------------
    Geoffrey Button


                            Director
------------------------
   William Cavanaugh III


    Ngaire E. Cuneo*        Director
------------------------
    Ngaire E. Cuneo


                            Director
------------------------
    Charles R. Eitel

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
    SIGNATURE                 TITLE
    Howard L. Feinsand*     Director
------------------------
    Howard L. Feinsand


    L. Ben Lytle*           Director
------------------------
    L. Ben Lytle


                            Director
------------------------
    William O. McCoy


                            Director
------------------------
    John W. Nelley, Jr.


    James E. Rogers*        Director
------------------------
    James E. Rogers


                            Director
------------------------
    Thomas D. Senkbeil


    Jay J. Strauss*          Director
------------------------
    Jay J. Strauss

* By:   /s/ Dennis D. Oklak
            -------------------
            Dennis D. Oklak
            Attorney-in-fact



                             INDEX TO EXHIBITS

No.        Exhibit
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
 5         Legality Opinion (including consent)
15         Letter re unaudited financial information
23.1       Consent of KPMG LLP
23.2       Consent of Arthur Andersen LLP
24         Powers of Attorney (incorporated by reference to Exhibit 24 to the
           Registrant's registration statement with file no. 333-04695).
